Rule 497(c)
                                                        Registration No. 2-82710
                             NEW YORK MUNI FUND(R)


                              90 Washington Street
                            New York, New York 10006
                                 1-800-225-6864


    New York Muni Fund, "New York's Oldest Triple Tax-Free Mutual Fund", (the "Fund") is a series of Fundamental Funds, Inc. (the "Company"), a Maryland corporation. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Under normal market conditions, at least 80% of the Fund's assets will be invested in securities that are free from Federal, New York State and New York City income taxes. Of course, there can be no assurance that the Fund's investment objective will be achieved.



    The Fund intends to achieve its objective by investing substantially all (and at least 80%) of its total assets in municipal obligations of New York State, its political subdivisions, and its other duly constituted authorities and corporations, that are rated within the four highest quality grades for bonds as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations rated within the lowest of these categories have speculative characteristics as well.


    This Prospectus sets forth concisely the information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement without charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.



--------------------------------------------------------------------------------
                                TABLE OF CONTENTS


Highlights                                                                    2
Fee Table                                                                     3
Financial Highlights                                                          4
Investment Objective and Policies                                             5
Investment Strategies                                                         8
Special Risks                                                                13
Calculation of Yield and Performance Data                                    16
Purchase of Shares                                                           17
Redemption of Shares                                                         19
Determination of Net Asset Value                                             22
Distribution Expenses                                                        22
Management                                                                   23
Dividends and Tax Status                                                     25
General Information                                                          28
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



          THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997


            IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.


                         PROSPECTUS DATED APRIL 30, 1997

                                   HIGHLIGHTS

What is New York Muni Fund?


    New York Muni Fund is a non-diversified mutual fund which seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. There is no assurance, however, that the Fund will achieve its stated objective. See "Investment Objective and Policies".

Management

    The Fund is a member of the Fundamental Family of Funds, a group of five investment companies. Fundamental Portfolio Advisors, Inc. (the "Manager") is the Fund's investment manager.

    The Manager supervises and manages the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. See "Management".


Investment Risks

    To achieve its objective, the Fund invests primarily in municipal obligations of New York issuers that are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations in the lowest of these categories have speculative characteristics as well (see "Investment Objective and Policies" and "Special Risks").

    In addition, the Fund may employ various investment strategies and techniques which are designed to enhance income and liquidity or attempt to hedge against market fluctuation and risk, such as buying and selling interest rate futures contracts ("futures contracts"), using options to purchase or sell such contracts, using options to purchase or sell debt securities, and writing covered call options and cash-secured puts (see "Investment Strategies"). Such strategies themselves involve certain additional risks (see "Special Risks"). Moreover, there are additional risk considerations associated with certain other investment policies of, and strategies employed by, the Fund, such as those relating to concentration of investments in New York issuers, investing in variable and floating rate instruments, zero coupon bonds, pay-in-kind bonds, lower quality municipal obligations, illiquid securities and borrowing for investment (see "Investment Strategies" and "Special Risks").

Tax-Free Income

    The interest earned by the Fund from municipal obligations that is paid as exempt-interest dividends is not includable in your gross income for Federal income tax purposes. Moreover, to the extent that dividends on shares of the Fund are derived from interest received by the Fund on obligations of New York and its political subdivisions, such dividends will also be exempt from a New York shareholder's gross income for New York State and New York City personal income tax purposes (see "Dividends and Tax Status"). You should recognize, however, that the Fund's investment in municipal obligations of New York issuers may involve inherent risks (see "Special Risks").

How to Buy and Sell Shares of the Fund?

    Shares of the Fund may be purchased on a continuous basis without any sales charge at the next determined net asset value per share (see "Purchase of Shares" and "Determination of Net Asset Value"). Your purchase order becomes effective immediately if it is received before 4:00 P.M. on any business day.

    Shares are redeemable (may be sold) at your option without charge at the next determined net asset value per share (see "Redemption of Shares"). The Fund reserves the right, however, to liquidate an account with a value of less than $100 on 60 days' notice.


Shareholder Services and Privileges

    For your convenience, the Fund provides certain services and privileges which we have suited to your particular needs, including the Automatic Investment Program and the Exchange, Check Redemption, Telephone Redemption and Expedited Redemption Privileges (see "Purchase of Shares" and "Redemption of Shares").

Monthly Dividends

    The Fund declares dividends daily and pays them on a monthly basis, eliminating the need for you to hold your shares until quarter-end to receive dividend income. Dividends are automatically reinvested at net asset value in additional Fund shares without any charge. You may elect, however, to receive them in cash (see "Dividends and Tax Status").

Management and The Fundamental Family of Funds

    Fundamental Portfolio Advisors, Inc., 90 Washington Street, New York, New York 10006, the Fund's investment manager (the "Manager") determines overall investment strategy for the Fund and provides the Fund with all necessary office facilities, equipment and personnel for managing the Fund's affairs and investments (see "Management").

    The Manager also acts as investment manager to several other mutual fund portfolios in The Fundamental Family of Funds, including The California Muni Fund, and the High-Yield Municipal Bond Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-Income Fund. Shares of such funds are exchangeable for shares of the Fund (minimum $1,000 value) at the respective net asset values per share without any charge and may be exchanged by telephone (see "Purchase of Shares").

                                    FEE TABLE
                        Shareholder Transaction Expenses
          ------------------------------------------------------------
          Sales Load Imposed on Purchases .....................   None
          Sales Load Imposed on Reinvested Dividends ..........   None
          Redemption Fees .....................................   None
          Exchange Fees .......................................   None


          Annual Fund Expenses (as a percentage of average net assets)
          ------------------------------------------------------------
          Management Fees .....................................  .49%
          12b-1 Fees1 .........................................  .50%
          Other Expenses:
              Interest ........................................ 2.11%
              Other ...........................................  .67%
                                                               ------
          Total Fund Expenses ................................. 3.77%
                                                               ------



    Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                   1 year   3 years   5 years   10 years
                     $38      $115      $194       $401



    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management", "Distribution Expenses" and the Financial Statements included at the end of the Fund's Statement of Additional Information.) The expenses and example appearing in the preceding table have been restated to reflect current fees and operating expenses. The example shown in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

----------
1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

    The following selected per share data and ratios for each of the years in the ten-year period ended December 31, 1996 has been audited by McGladrey & Pullen, LLP, independent certified public accountants whose report on the Financial Statements and the related notes appear at the end of the Fund's Statement of Additional Information.


                                                                              Year Ended December 31,
                                             -------------------------------------------------------------------------------------
                                               1996     1995    1994    1993     1992      1991     1990     1989     1988    1987
                                               ----     ----    ----    ----     ----      ----     ----     ----     ----    ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the
  period)
Net Asset Value, Beginning of year ......     $0.98    $0.88    $1.18   $1.21    $1.14     $1.04    $1.12    $1.09    $1.05   $1.25
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
Income from investment operations:
  Net investment income .................      .035     .035     .056    .065     .061      .059     .069     .072     .074    .078
  Net realized and unrealized gain (loss)
    on investments ......................     (.110)    .101    (.290)   .082     .070      .100    (.080)    .031     .040   (.167)
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
      Total from investment operations ..     (.075)    .136    (.234)   .147     .131      .159    (.011)    .103     .114   (.089)
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
Less: Distributions:
  Dividends from net investment income ..     (.035)   (.035)   (.056)  (.065)   (.060)    (.059)   (.069)   (.072)   (.074)  (.078)
  Dividends from net realized gains .....        -     (.001)   (.010)  (.112)   (.001)       -        -        -        -    (.030)
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
      Total distributions ...............     (.035)   (.036)   (.066)  (.177)   (.061)    (.059)   (.069)   (.072)   (.074)  (.108)
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
Net Asset Value, End of year ............     $0.87    $0.98    $0.88    $1.18    $1.21    $1.14    $1.04    $1.12    $1.09   $1.05
                                              =====    =====    =====   ======   ======    =====    =====    =====    =====   =====
      Total Return ......................    (7.73%)  15.67%  (20.47%)  12.58%   11.83%   15.73%    (.99%)   9.60%   11.22%  (7.44%)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) .........  $196,746 $226,692 $212,665 $275,552 $196,516 $183,307 $182,282 $236,525 $230,356 $219,872

Ratios to Average Net Assets:
  Interest expenses .....................     2.11%    2.09%    1.59%     .61%     .19%     .09%     .17%     .35%     .55%    .72%
  Operating expenses ....................     1.66%    1.55%    1.62%    1.44%    1.50%    1.69%    1.48%    1.34%    1.19%   1.32%
                                              -----    -----    -----   -----    -----     -----    -----    -----    -----   -----
      Total expenses ....................     3.77%    3.64%    3.21%    2.05%    1.69%    1.78%    1.65%    1.69%    1.74%   2.04%
                                              =====    =====    =====   ======   ======    =====    =====    =====    =====   =====
      Net investment income .............     3.89%    3.81%    5.34%    5.20%    5.16%    5.47%    6.43%    6.47%    6.94%   6.97%
Portfolio turnover rate .................   347.44%  347.50%  289.69%  404.05%  460.58%  365.12%  482.58%  386.48%  462.73% 548.50%

BANK LOANS

Amount outstanding at end of period
  (000 omitted)                              $1,200  $64,575  $20,000  $20,873     $725       -      $248   $9,758       -   $1,660
Average amount of bank loans
  outstanding during the year
  (000 omitted)                             $49,448  $49,603  $54,479  $24,100   $5,194   $1,483*  $4,767*  $9,581* $11,500*$24,000*
Average number of shares outstanding
  during the year (000 omitted)             178,456  191,692  206,323  184,664  161,404  167,206* 209,484* 211,210* 212,394*228,740*
Average amount of debt per share during
  the year                                  $  .277   $ .259   $ .264   $ .131   $ .032   $ .009   $ .023   $ .045   $ .054  $ .105

-----------
**Based on monthly averages.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's fundamental investment objective is to provide you with a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Under normal market conditions, at least 80% of the Fund's assets will be invested in securities that are free from Federal, New York State and New York City income taxes.


    The Fund's investment objective and its investment policies and strategies with respect to futures, options, lending portfolio securities and borrowing (described below) are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. A more detailed explanation of certain investment policies and the Fund's fundamental investment restrictions is contained in the Statement of Additional Information.

    As used in this Prospectus, the phrase majority of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy at such a meeting or (2) more than 50% of the Fund's outstanding shares.


    The Fund attempts to achieve its objective by investing substantially all (at least 80%) of its total assets in municipal obligations which are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality, and which are issued by the State of New York, its political subdivisions, and its other duly constituted authorities and corporations, the interest from which, in the opinion of counsel to the issuer, is totally excluded from gross income for Federal income tax purposes, does not constitute a preference item and, therefore, will not be subject to the Federal alternative minimum tax on individuals and is exempt from New York State and New York City personal income taxes. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in New York municipal obligations. There can be no assurance that the Fund's objective will be achieved. The Fund's ability to achieve its objective is subject to the continuing ability of the issuers of municipal obligations to meet their principal and interest payments, and is further subject to fluctuations in interest rates as well as other factors.

    While the municipal obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, those rated within the lowest of the quality grades described above are considered medium-grade obligations which have speculative characteristics as well. For example, obligations rated Baa by Moody's have been determined by Moody's to be neither highly protected nor poorly secured, and although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Similarly, obligations rated BBB by S&P, Fitch or Duff are regarded by S&P, Fitch and Duff as having adequate capacity to pay interest and repay principal, and while such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for obligations in this category than in higher rated categories.

    Although the Fund intends to invest primarily in higher quality municipal obligations as described above, up to 10% of its total assets may be invested in municipal obligations rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff and as low as Caa by Moody's or CC by S&P, Fitch or Duff, or if unrated, are judged by Fund management to be of comparable quality. Investments rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff normally provide higher yields, but involve greater risk because of their speculative characteristics and are commonly referred to as "junk bonds." (See "Special Risks-Special Risk Factors Relating to Lower Rated Securities.")

    It should be noted that ratings are general and not absolute standards of quality or guarantees of the creditworthiness of an issuer. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Manager's credit analysis than might be the case for a fund that invested in higher rated securities only. Once the rating of a portfolio security or the quality determination ascribed by Fund management to an unrated portfolio security has been downgraded, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such securities if it would cause the Fund to have 20% of the value of its total assets invested in securities rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff, or if unrated, are judged by Fund management to be of comparable quality. The purchase of unrated securities is subject to guidelines that may be set for Fund management from time to time by the Fund's Board of Directors. A description of the ratings of municipal obligations as determined by Moody's, S&P, Fitch and Duff is included in the Statement of Additional Information. (See the Appendix to this Prospectus for a summary of the Fund's asset composition, based on the monthly weighted average of credit ratings of its portfolio securities.)

    The Fund invests in municipal obligations that have remaining maturities ranging from short-term maturities (less than one year) to long-term maturities (in excess of fifteen years). Depending on market conditions, the Fund attempts to achieve a favorable tradeoff between longer maturities that have higher income as opposed to shorter maturities with relatively less income. Because the Fund may purchase bonds that mature in more than one year, invests in inverse floating variable rate bonds, assumes some credit risk and does not have a stable net asset value (the value of its shares fluctuates), it is not a money market fund. The longer the maturity of a municipal obligation, the greater the impact of fluctuating interest rates on the market value of the instrument. In periods of rising interest rates, the market value of municipal obligations generally declines in order to bring the current yield in line with prevailing interest rates. Conversely, in periods of declining interest rates, the market value of municipal obligations generally rises. Although fluctuating interest rates affect the market value of all municipal obligations, short-term obligations are generally less sensitive to such factors than long-term obligations. During periods of rapidly rising interest rates, the Fund intends to adopt various corrective measures (i.e., shortening the average length of maturities of portfolio securities, raising the overall quality of portfolio investments) in order to minimize the effect of such rates on per share net asset value during such periods.

    As a non-diversified investment company, the Fund could conceivably invest all of its assets in one issuer. However, in order to qualify as a "regulated investment company" for Federal income tax purposes, the Fund must comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which limit the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets, and which further limit the holdings of a single issuer (with the same exceptions) to 25% of the Fund's total assets. Therefore, for our purposes, non-diversification means that, with regard to the Fund's total assets, 50% of such assets may be invested in as few as two single issuers. (These limits are measured at the end of each quarter.) In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5%, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification.

    Many of the Fund's portfolio securities will be obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other portfolio securities (e.g., securities the interest on which is paid from revenues of similar types of projects). As a result, the Fund's portfolio may be subject to greater risk as compared to a portfolio composed of more varied obligations or issuers. Furthermore, the relatively high degree of similarities among the issuers of obligations in the Fund's portfolio may result in a greater degree of fluctuation in the market value of the portfolio. To offset such fluctuations, Fund management will attempt to adopt a temporary defensive posture during periods of economic difficulty affecting either the economy as a whole or, more specifically, individual issuers involved in the Fund's portfolio. Such practice may include, among other modifications, reducing or eliminating holdings in securities of issuers such as state and local governments which the Fund believes may be adversely affected by changing economic conditions or political events, shortening average maturity and/or upgrading the average quality of the Fund's portfolio. These defensive measures may have the effect of reducing the income to the

Fund from the portfolio. Moreover, notwithstanding the imposition of such measures, Fund management may not be able to foresee developments in the economy sufficiently in advance to avoid significant declines in market value. To the extent that the Fund is in a temporary defensive posture, the Fund's objective may not be achieved.

Municipal Obligations

    Municipal obligations include debt obligations of states, territories and possessions of the United States and of any political subdivisions thereof, such as counties, cities, towns, districts and authorities. Municipal obligations are issued to raise funds for a variety of purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, obtaining funds for general operating expenses, and lending to other public institutions and facilities. In addition, certain types of qualified private activity bonds are issued by, or on behalf of, public authorities to obtain funds for privately operated facilities.

    Also included within the definition of municipal obligations are short-term, tax-exempt debt obligations, known as municipal notes, which are generally issued in anticipation of receipt by the issuer of revenues from taxes, the issuance of longer term bonds, or other sources. States, municipalities, and other issuers of tax-exempt securities may also issue short-term debt, often for general purposes, known as "municipal commercial paper." All of these obligations (excluding those just referred to as "municipal commercial paper") are included within the term "municipal obligations," as used in this
Prospectus, if their interest payments are excluded for Federal income tax purposes.

    Yields on municipal obligations depend on a variety of factors, including the general condition of the money and municipal securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Unlike other types of securities, municipal obligations have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission.

    The two principal classifications of municipal obligations are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Qualified private activity bonds that are municipal obligations are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of qualified private activity bonds is usually related to the credit standing of the industrial user involved. The Fund reserves the right to invest up to 20% of its total assets in qualified private activity bonds, if such bonds meet the Fund's investment criteria.

    There are also a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal obligations, both within and between the two principal classifications described above (see the Statement of Additional Information for more details).

Portfolio Transactions and Turnover


    The Manager provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. All orders for the purchase and sale of portfolio securities are placed by the Manager, subject to the general control of the Fund's directors. The Manager may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Manager, that such sale would be advisable. In addition, the Manager may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationships of two securities. The frequency of portfolio transactions-the Fund's turnover rates-will vary from year to year depending upon market conditions. Because a high turnover rate (over 100%) increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status"), the Manager weighs the added costs of short-term investment against anticipated gains. The Fund's portfolio turnover rate was approximately 347% for the year ended December 31, 1995, and was approximately 347% for the year ended December 31, 1996.

                              INVESTMENT STRATEGIES


    In seeking to achieve its investment objective, the Fund utilizes various investment strategies, including borrowing to purchase additional securities, investing in participation interests, variable and floating rate instruments, purchasing municipal obligations that are offered on a "when-issued" or "delayed delivery" basis and, when deemed necessary in the opinion of Fund management, making temporary investments in certain taxable obligations, as described below. The Fund's fundamental investment restrictions also permit buying and selling of interest rate futures contracts ("futures contracts"), using options to purchase or sell such contracts, using options to purchase or sell debt securities, and writing covered call options and cash-secured puts. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets. In addition, the Fund is permitted to enter into repurchase agreement and reverse repurchase agreement transactions, to lend its portfolio securities and to invest up to 15% of its net assets in illiquid securities.


    Each investment strategy is briefly described below with a short example of how it can be used by the Fund.

Futures Contracts

    A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Presently, there are futures contracts based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, and bank certificates of deposit. Although most futures contracts call for actual delivery or acceptance of debt securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of debt security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of debt security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction. In the unlikely event that the Fund was unable to enter into a closing transaction of an open futures or options position, the Fund could be forced to perform certain actions as specified by the futures or options contract. This would depend on the type of outstanding contract involved. The two types of methods by which futures and options contracts are closed in the absence of offsetting trades are by index value and by delivery.

    Futures and options contracts in financial instruments such as municipal bonds and LIBOR rates, settle by index value. That means that on the last trading day of the contract, all outstanding contracts are automatically closed out at the value of the index that day. The effect on the Fund would be exactly the same as if a closing transaction had been effected at that price.

    Futures and options in financial instruments such as Treasury bonds and notes, if not closed out, will result in actual delivery of the securities in question. The holder of a long futures contract or an option contract that was exercised could be forced to purchase (take delivery of) a specified amount of securities at a specified price. Likewise the entity that was short a futures contract or option that did not enter into a closing transaction prior to expiration, could be forced to deliver a specific amount of securities at a specified price according to the terms of the futures or option contract.

    The inability of the Fund to enter into a closing contract could result in the Fund being forced to deliver or take delivery of a specific amount of securities at a specific price. Disposing of or obtaining the specified securities could involve considerable expense to the Fund and could affect the Fund's net asset value.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." The segregated custodial account will be in an amount equal to the total market value of the futures contract, less the initial margin deposited therefor. Subsequent payments to and from the broker or account, called "variation margin," will be made on a daily basis as the price of the underlying debt security fluctuates making the long and short positions of the futures contract more or less valuable, a process known as "mark to the market."

    The purpose of a futures contract, in the case of a portfolio holding long-term municipal debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of such securities, although the sale of the futures contract might be accomplished more easily and quickly given the greater liquidity in the futures market. For example, if the Fund holds long-term debt securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities in order to gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yield, short-term securities or waiting for the long-term market to stabilize. The Board of Directors has adopted a percentage restriction limiting the aggregate market value of the futures contracts the Fund holds to an amount not to exceed 20% of the market value of its total assets.

Options

    An option gives the holder a right to buy or sell futures contracts, or securities, in the future. The Fund will only buy options listed on national securities exchanges except for agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract, for example, merely entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the price, called the "premium," paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily, and the change is reflected in the net asset value of the Fund.

    In addition to options on futures contracts, there are options that give the buyer the right to buy or sell actual debt securities, such as tax-exempt bonds. Currently, the market for options on tax-exempt securities is very small. It is anticipated that it will become substantially larger in the future. A put option gives the buyer of the option the right to sell a designated security for a set price, and a call option gives the buyer the right to buy a security for a set price on or before a specified date. The "writer," or seller, of a call option, for example, is required to sell the security described in the option to the holder of the option, if the holder decides to buy such security. For undertaking this obligation, the writer receives a premium, less the commission charged by a broker, which the writer retains regardless of whether the option is exercised. The Fund will only write call options on securities it holds in its portfolio, (referred to as covered call writing) or will write "cash secured puts," as defined below. The buyer of such a put pays the Fund a premium for the option to sell to the Fund a specific bond at a specified price within a specified period of time. The Fund will maintain adequate cash reserves to purchase the underlying bond should the put option be exercised, by placing in a segregated account, only liquid assets, such as cash, U.S. Government securities or other appropriate high-grade debt obligations ("cash secured puts"). The Fund retains the premium whether or not the option is exercised. However, the Fund will be obligated to purchase the bond at the exercise price regardless of how much the market value of the bond has declined below the exercise price. As a covered call option writer, the Fund earns additional income from premiums, but it risks losing any appreciation of the security covered by the option if interest rates decline. Option writing can be used advantageously to generate incremental income when the outlook is for relatively stable bond prices; however, such income may be taxable. The aggregate market value of the options on debt securities held or written by the Fund may not exceed 25% of the Fund's total net assets. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximum potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit. Participation in options transactions involves certain risks (see "Special Risks").

Investing in Other Investment Companies

    The Fund may invest indirectly in municipal obligations by investing in other investment companies. Such investments may involve the payment of premiums above the net asset value of such issuers' portfolio securities, are subject to limitations under the Investment Company Act of 1940 and are constrained by market availability. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. Fundamental Portfolio Advisors, Inc. has agreed to waive its management (advisory) fees with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of a closed-end investment company.

Repurchase Agreements

    The Fund may enter into repurchase agreement transactions. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.

Reverse Repurchase Agreements

    The Fund may enter into reverse repurchase agreement transactions only in amounts such that the total of the reverse repurchase agreements and all other borrowings combined will not exceed 33-1/3% of the Fund's total assets at the time it enters into a reverse repurchase agreement. Such transactions involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions, or as a technique to enhance income. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price. The Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments is greater than the interest expense incurred as a result of the reverse repurchase transactions. Any reverse repurchase agreement entered into by the Fund constitutes a borrowing, has leveraging effects and makes the Fund's net asset value more volatile.

Lending of Portfolio Securities

    In order to generate income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Manager. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral in high-grade, short-term, tax-exempt instruments and earn income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

Temporary Investments

    The Fund may from time to time invest a small portion of its total assets, on a temporary basis, in high-grade fixed-income obligations, the interest on which is subject to Federal, New York State and/or New York City income tax. Such high-grade quality investments include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic branches of U.S. banks, including certificates of deposit and bankers' acceptances. A description of high-grade municipal obligations is included in the Statement of Additional Information.

    Investments of this kind may be obtained by the Fund pending investment or reinvestment in municipal obligations of the proceeds from the sale of Fund shares or the sale by the Fund of portfolio securities. In addition, the Fund may invest in highly liquid taxable obligations to avoid the necessity of liquidating portfolio securities to meet redemptions by investors. Although there are no specific limitations other than those imposed under the Code (see "Dividends and Tax Status") on the portion of Fund assets that may be invested in taxable obligations, it is anticipated that on a 12-month average, taxable obligations will constitute less than 10% of the value of the Fund's portfolio.

    Fund management also anticipates that a cash reserve will be maintained for purposes of meeting the day-to-day operating expenses of the Fund as well as redemptions of Fund shares. Such cash reserve may be maintained in either interest or non-interest bearing form, at the discretion of the Fund's
directors.   Furthermore,   if  maintained  in  interest-bearing   form,  it  is
anticipated that all or part of such interest will be subject to Federal, New York State and/or New York City income tax. However, it is expected that, on a 12-month average, such reserve will constitute less than 5% of the Fund's total assets.

Illiquid Securities

    The Fund will not invest more than 15% of its net assets (taken at market value) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

    The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities", the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Fund management will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Directors. The liquidity of Rule 144A securities will be monitored by Fund management and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

    Fund management anticipates that the market for certain restricted securities such as inverse floaters that are created in the secondary market will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearing and settlement of unregistered securities, as more institutions and dealers invest in and make markets in these securities.

    In reaching liquidity decisions, Fund management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-lssued Purchases

    Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or high-grade liquid debt securities determined daily to be equal in value to its commitments for when-issued securities. Generally, both the when-issued securities and the securities held in the segregated account will tend to experience appreciation when interest rates decline and depreciation when interest rates increase. Accordingly, the purchase of when-issued securities may increase the volatility of the Fund's net asset value. The Fund may invest in when-issued securities without limitation.

    At such time as the Fund is required to pay for when-issued securities, it will meet its obligation from then-available cash flow, sale of the securities held in the separate account, sale of other securities, or (although it would not normally expect to do so) from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not excluded from gross income for Federal, state or local income tax purposes.

Delayed-Delivery Transactions

    The Fund may buy and sell securities on a "delayed-delivery" basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of the Fund's assets, and could increase fluctuations in the Fund's yield and net asset value. Ordinarily, the Fund will not earn interest on the securities purchased until they are delivered.


Participation Interests, Variable and Inverse Floating Rate Instruments


    The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.


    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable rate instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates. Typically, this component pays an interest rate that is reset periodically through an auction process, while the interest rate on the other instrument (the inverse floater) pays a current residual interest rate based on the total difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the auction component. This reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond. The Fund may purchase both the auction and the residual components. (See "Special Risk Factors Relating to Inverse Floating Rate Instruments").


    The Fund may invest in municipal obligations that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

    The Fund may purchase various types of structured municipal bonds whose interest rates fluctuate according to changes in other interest rates for some period and then revert to a fixed rate. The relationship between the interest rate on these bonds and the other interest rate or index may be direct or inverse, or it may be based on the relationship between two other interest rates such as the relationship between taxable and tax-exempt interest rates.

Borrowing For Investment and For Other Purposes

    The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes, to meet redemptions or for purposes of leveraging and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or New York State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.
This is the speculative factor known as leverage.

    The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

    In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.



                                  SPECIAL RISKS

Special Risk Factors Relating to Non-Diversification

    The Fund's portfolio is non-diversified (see "Investment Objective and Policies") and may have greater risk than a diversified portfolio.

Special Risk Factors Relating to Futures and Options

    There are certain risks in investing in options and interest rate futures contracts. With respect to the use of futures contracts, although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

    In addition, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

    The Manager could also be incorrect in its expectations about the direction or degree of various interest rate movements in the time span within which the movements take place. Predicting interest rate direction involves skills and techniques different from those used in most investment strategies, and there is no guarantee that such predictions will be accurate.

    The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. In order to benefit from buying an option, the price of the underlying security must change sufficiently to cover the premium paid, the commissions paid, both in the acquisition of the option and in a closing transaction, or the exercise of the option and subsequent sale of the underlying security. (The Fund could enter into a closing transaction by purchasing an option if it had previously sold one, or by selling an option if it had previously bought one, with the same terms as the option previously acquired.) Nevertheless, the price change in the underlying security does not assume a profit, because prices in the options market may not reflect such a change.

    The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. In such case, the option would be exercised and the asset would be sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. However, the cost of closing the option and terminating the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might not be able to close the option because of insufficient activity in the options market. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximun potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit.

    Finally,   in  deciding  whether  to  use  futures   contracts  or  options,
consideration must be given to brokerage commission costs, which are normally higher than those associated with general securities transactions.

Special Risk Factors Relating to Lower Rated Municipal Bonds

    You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) securities in which the Fund may invest. These are bonds such as those rated Ba to Caa by Moody's or BB to CC by S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest. The Fund will not purchase bonds in default.

    Investments in bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed-income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

Special Risk Factors Relating to Zero Coupon Bonds

    The Fund may invest in zero coupon bonds and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets. (See "Additional Information Relating to Lower Rated Securities" in the Statement of Additional Information.)





Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.


Special Risk Factors Relating to New York Issuers

    You should carefully consider the special risks inherent in the Fund's investment in municipal obligations of New York issuers. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State (the "State"), New York City (the "City") and other entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties, as may be currently developing, or a failure of certain financial recovery programs related thereto could result in defaults or declines in the market values of various municipal obligations in which the Fund may invest. If there should be a default or other financial crisis relating to the State, the City, a State or City agency, or other municipality, the market value and marketability of outstanding municipal obligations of New York issuers in the Fund's portfolio and the interest income to the Fund could be adversely affected. In addition, the effects of actual and proposed changes in Federal and State tax laws, as well as the significant slowdown in the New York and regional economy, have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of General Fund tax receipts in the 1992 fiscal year by $575 million. The 1992 fiscal year was the fourth consecutive year in which the State incurred a cash-basis operating deficit in the General Fund and issued deficit notes. The State's 1992-93 fiscal year, however, was characterized by national and regional economies that performed better than projected in April 1992. National gross domestic product, State personal income, and employment and unemployment in the State were estimated to have performed better than originally projected in April 1992. After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, General Fund receipts would have been $716 million higher than originally projected. The State completed the 1994 fiscal year with an operating surplus of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. The State ended its 1995-96 fiscal year with a General Fund cash surplus. The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. There can be no assurance that the State will not face substantial potential budget gaps in future years. In 1990, Moody's and S&P lowered their ratings of the State's general obligation debt from A-1 to A and AA- to A, respectively. In addition, Moody's and S&P lowered their ratings of New York's short-term notes from MIG-1 to MIG-2 and from SP-1+ to SP-1, respectively. The rating changes reflected the rating agencies' concerns about the State's financial condition, its heavy debt load and economic uncertainties in the region. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A\'96 to BBB+. On April 29, 1991, S&P downgraded the City's general obligation revenue anticipation notes from SP-1 to SP-2, citing a budget impasse at the State level that would leave the City at risk if the State was unable to forward promised State aid before the end of the City's fiscal year June 30. On January 6, 1992, Moody's lowered the ratings on certain appropriation-backed debt of New York State and its agencies from A to Baa1. On January 13, 1992, S&P lowered from A to A\'96 the ratings of New York State general obligation bonds. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. A complete discussion of the risks associated with investments in obligations of New York issuers is contained in the Statement of Additional Information.


    A number of pending court actions have been brought against or involve the State, its agencies, or other municipal subdivisions of the State, which actions relate to financing, the use of tax or other revenues for the payment of obligations and claims that would require additional public expenditures. Adverse decisions in such cases could require extraordinary appropriations or expenditure reductions or both and might have a materially adverse effect on the financial condition of the State and its agencies and municipal subdivisions. Any such adverse effect could affect, to some extent, all municipal securities issued by the State, its agencies, or municipal subdivisions.

    To the extent that State agencies and local governments seek special State assistance, the ability of the State to pay its obligations as they become due or to obtain additional financing could be adversely affected, and the marketability of notes and bonds issued by the State, its agencies, and other governmental entities may be impaired.

                    CALCULATION OF YIELD AND PERFORMANCE DATA

    The Fund may from time to time include yield information in advertisements or information furnished to existing or proposed shareholders. The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period. The resulting 30-day yield is then annualized pursuant to the bond equivalent annualization method described below. The Fund's net investment income per share is determined by dividing the Fund's net investment income during the base period by the average number of shares of the Fund entitled to receive dividends during the base period. The Fund's 30-day yield (computed as described above) is then annualized by a computation that assumes the Fund's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will again be generated over an additional period of six months.

    The Fund may also advertise from time to time its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

    The Fund may also furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Fund for a designated period of time. The average annual total return quotation for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period.

    The yield and average annual total return quotations of the Fund do not take into account any required payments for Federal or state income taxes.

    The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing the Fund's performance information to information published with respect to other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At anytime in the future, yield and return quotations may be higher or lower than past yields or return quotations, and there can be no assurance that any historical yield or return quotation will continue in the future.

    The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., and Morningstar, Inc., or other industry publications.

    For more information regarding the computation of yield or average annual total return quotations, see the Statement of Additional Information.

                               PURCHASE OF SHARES

    You may purchase shares directly from the Fund without a sales charge on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear, Fundamental Shareholder Services, Inc. will cancel your purchase and you could be liable for any losses or fees incurred.

    The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100. Subsequent investments are made in the same manner as an initial purchase is made.

    All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Determination of Net Asset Value." Share certificates are issued only on written request by you to Fundamental Shareholder Services, Inc., Agent, Bowling Green Station, P.O. Box 1013, New York, New York 10274-1013. There is no charge for share certificates. Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of purchase order checks processed at any one time and will notify investors prior to exercising this right. If this right is exercised, the Fund will return checks immediately.

    Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Fundamental Automatic
Investment   Program  allows  you  to  purchase   shares

(minimum of $50 per transaction) at regular intervals. Investments are made by transferring funds directly from your checking, or bank money market account. At your option investments can be made, once a month on either the fifth or the twentieth day, or twice a month on both days.

    To establish a Fundamental Automatic Investment Program, or to add this option to your existing account simply complete an authorization form, which can be obtained by calling 1-800-322-6864. You may cancel this privilege or change the amount you invest at any time. Initial Program setup and any modifications may take up to ten days to take effect. There is currently no charge for this service, and the Fund may terminate or modify this privilege at any time.

Methods of Payment

Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to The Chase Manhattan Bank, N.A. (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

    To purchase shares by wiring funds, instruct a commercial bank to wire your money to: The Chase Manhattan Bank, N.A., ABA#021000021, Credit to: United
States  Trust  Company  of New  York,  A/C  #920-1-073195,  further  credit  to:
Fundamental Family of Funds, A/C #2073919. Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.

    Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. Checks should be made payable to Fundamental Family of Funds.

    When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement you have received or otherwise indicate your account number and the name of the Fund.

    Personal Delivery: For personal delivery instructions, please call the Fund at (800) 322-6864.

    Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner that the value of the Fund's portfolio securities is determined (see "Determination of Net Asset Value"); the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for Federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

    Exchange Privilege: For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions must be given in writing to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged (such shares must have a current value of at least $1,000) and the fund into which the exchange is being made. If you have previously established a Telephone Exchange Privilege, you may telephone exchange instructions by calling Fundamental Shareholder Services, Inc. However, there are other considerations with respect to losses resulting from unauthorized telephone transactions. For more detail, see "Redemption of Shares-Telephone Redemption Privilege." Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund.


         The Exchange Privilege is only available in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for Federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund at any time without notice.


                              REDEMPTION OF SHARES

    Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Fundamental Shareholder Services, Inc. of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

    When redemption requests are received by Fundamental Shareholder Services, Inc. by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Determination of Net Asset Value"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days from the purchase date. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

    You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege

    You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Fundamental Shareholder Services, Inc. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Fundamental Shareholder Services, Inc. has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests received by Fundamental Shareholder Services, Inc. within 15 days from the purchase date if the shares to be redeemed have been purchased by check. You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of the Checks, except that a fee may be imposed by Fundamental Shareholder Services, Inc. if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

    When a Check is presented for payment, Fundamental Shareholder Services, Inc., as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which stock certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated by either the Fund or Fundamental Shareholder Services, Inc. upon 60 days' written notice to shareholders.

Telephone Redemption Privilege

    You may direct redemptions of up to $150,000 worth of shares per day by telephone either (i) by completing the appropriate section of the application form or (ii) by later signature guaranteed* written request. Telephone calls may be recorded. Fundamental Shareholder Services, Inc. will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, provided that your account registration has not changed in the last 30 days. The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Fundamental Shareholder Services, Inc. Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.

Expedited Redemption Privilege

    Requests for expedited redemption may be made by letter or telephone for amounts equal to or exceeding $5,000, if you have previously filed with Fundamental Shareholder Services, Inc. a signed telephone authorization form available from the Fund. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the commercial bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency.

    This privilege may be modified or terminated at any time without prior notice by either the Fund or Fundamental Shareholder Services, Inc. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.

    Requests by letter should be addressed to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013.

    In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.

    In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).


-----------
*A signature guarantee must be from an eligible guarantor institution approved by Fundamental Shareholder Services, Inc. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864.

Regular Redemption Procedure

    You may redeem your shares by sending a written request, together with duly endorsed stock certificates, if any, to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. All certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Fundamental Shareholder Services, Inc. may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. Redemptions by mail will not become effective until all documents in the form required have been received by Fundamental Shareholder Services, Inc.

    Requests for redemption subject to any special condition, or which specify an effective date other than as provided herein, cannot be accepted and will be returned to you.

How to Transfer Shares

    Shares may be transferred from one person to another by sending to Fundamental Shareholder Services, Inc. a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Fundamental Shareholder Services, Inc. In addition, Fundamental Shareholder Services, Inc. reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.

Reopening an Account

    You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    Included in the portfolio of the Fund in determining net asset value is the value of all when-issued securities that the Fund has committed itself to purchase. However, the Fund's ability to purchase such securities remains constant (see "Investment Objective and Policies").

     The Fund's most recent asset value can be obtained by calling 1-800-322-6864 7 days a week, 24 hours a day. To obtain more detailed information on the Fund's net asset value, yield, performance and portfolio composition you can call 1-800-322-6864 weekdays 9:00 AM-5:30 PM Eastern Time.

                              DlSTRlBUTlON EXPENSES

    The Board of Directors and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with processing orders for the purchase or redemption of Fund shares, and for furnishing other shareholder services.

    Payments by the Fund shall not, in the aggregate, in any fiscal year of the Fund, exceed one-half of 1% of daily net assets of the Fund for expenses incurred in distributing and promoting the Fund's shares. The Plan will make payments only for expenses actually incurred by such dealers and financial institutions. Under the Plan, unreimbursed covered distribution expenses may be carried forward for three consecutive fiscal years (without interest or any type of finance or service charges) in the event such expenses exceed on an annualized basis the amount that may be paid under the Plan in any one fiscal year. If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan, including any prior expenses carried forward, will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements ("Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions that may wish to establish accounts or sub-accounts on behalf of their customers

("Shareholder Service Agents"). The Fund may pay such Shareholder Service Agents for their services, and to cover expenses in connection with advertising, sales literature and other promotional materials on behalf of the Fund, and the fees payable therefor will be reviewed quarterly by the Fund's Board of Directors. See "Distribution Plan" in the Statement of Additional Information for more details.

    The Board of Directors of the Fund, including a majority of the disinterested directors who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines, or other periodicals, on radio or television, or in direct marketing campaigns. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses and support services of personnel primarily responsible for responding to inquiries from prospective investors.

    The Plan will continue from year to year if specifically approved annually by the Board of Directors of the Fund and the affirmative vote of a majority of the directors who are not interested persons of the Fund, and with no direct or indirect financial interest in the Plan, by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase the maximum amount of payments by the Fund without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Directors and the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


    The Plan provides that Fund management shall provide, and the independent directors shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those directors of the Fund who are not interested persons of the Fund, is committed to the discretion of the independent directors. During the year ended December 31, 1996, the Fund paid $719,350 under the Plan, including $384,123 paid to Fundamental Service Corporation under the Plan.


    The Glass-Steagall Act and other applicable laws, among other things, generally prohibit Federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Accordingly, the Fund will engage banks as Shareholder Service Agents to perform only administrative and shareholder servicing functions. While the matter is not free from doubt, Fund management believes that such laws should not preclude a bank from acting as a Shareholder Service Agent performing the above-referenced administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of services then being provided by such a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                   MANAGEMENT


    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting pursuant to an investment management agreement adopted by the Board of Directors of the Fund on October 3, 1990 and approved by shareholders on November 29, 1990, Fundamental Portfolio Advisors, Inc. (the "Manager") serves as the investment manager of the Fund. Its principal place of business is 90 Washington Street, New York, NY 10006. The Manager has been providing investment advisory services to the Fundamental Family of Funds since it was founded in 1986.

    The Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Christopher P. Culp, a portfolio co-manager affiliated with Tocqueville Asset Management L.P., and Vincent J. Malanga, a portfolio strategist affiliated with the manager and Jane Tubis, a trading assistant affiliated with the Manager.

    Christoper P. Culp is serving the Fund on an interim basis without compenstation. He is the co-manager of Tocqueville Government Fund. He was a Vice President with Belle Haven Investments L.P. from 1994 to 1995, before joining Tocqueville Asset Management L.P., and was (i) an independent financial consultant from 1993 to 1994 and (ii) a bond trader with Swiss Bank Corp. from 1991 to 1993 and with Carroll McEntee, a subsidiary of HSBC Corp., from 1990 to 1991.

    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.


    The Agreement provides that the Manager shall, at its own expense, furnish to the Fund office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the Fund's books and shall arrange, if desired by the Fund, for all directors and executive officers of the Manager's organization to serve as officers or directors of the Fund. Under the terms of the Agreement, the Manager assumes and shall pay or reimburse the Fund for: (1) the compensation (if any) of the directors of the Fund who are affiliated with, or "interested persons" of, the Manager and all officers of the Fund as such; and (2) all expenses not specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund, and the management of the affairs of the Fund.

    Under the terms of the Agreement, the following expenses, among others, incurred in the operation of the Fund, will be borne by the Fund (1) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records; (2) charges and expenses of auditors; (3) charges and expenses of any custodian, transfer agent, plan agent, dividend-disbursing agent, and registrar appointed by the Fund; (4) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (5) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and fees payable by the Fund to Federal, state, or other governmental agencies; (6) the cost of share certificates representing shares of the Fund; (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission, including the preparation of prospectuses for filing with the Commission and any application for exemption whether or not relating to, or directed toward, the sale of the Fund's shares; (8) all expenses of shareholders and directors meetings and of preparing, printing, and distributing notices, proxy statements, and all reports to shareholders and to governmental agencies; (9) charges and expenses of legal counsel to the Fund; (10) compensation of those directors of the Fund as such who are not affiliated with or "interested persons" of the Manager or the Fund (other than as directors); (11) fees and expenses incurred pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (12) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its directors, officers, employees, or agents with respect thereto.

     Pursuant to the Agreement, the Manager will provide the Fund with advice and recommendations in the choice of investments and will execute the Fund's security transactions. These services will be under the supervision of Dr. Vincent J. Malanga, as director, president-treasurer, and chief executive officer of the Fund. The Agreement provides that the Manager shall, subject to the supervision of the Board of Directors of the Fund, generally attend, direct, and manage the affairs of the Fund. In consideration for such services, the Fund has agreed to pay the Manager an annual fee, accrued daily and paid monthly, at the following rate on the average daily closing net asset value of the Fund:

Net Asset Value                                                      Annual Rate
--------------------------------------------------------------------------------
For assets up to $100,000,000                                       50/100 of 1%
For assets in excess of S100,000,000 up to S200,000,000             48/100 ot 1%
For assets in excess of $200,000,000 up to $300,000,000             46/100 of 1%
For assets in excess of $300,000,000 up to $400,000,000             44/100 of 1%
For assets in excess of $400,000,000 up to $5OO,OOO,OOO             42/100 of 1%
For assets in excess of $500,000,000                                40/100 of 1%


    Under the Agreement, the Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the Agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year (including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Plan, and extraordinary expenses beyond the control of the Manager) exceed, on an annual basis, 1.5% of the average daily net assets of the Fund. During the year ended December 31, 1996, the Manager received fees from the Fund in the amount of $787,962, which represented .49% of the Fund's average net assets.


    The Agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding shares. Unless earlier terminated as described above, the Agreement will continue in effect from year to year if its continuance is approved at least annually (1) by the Board of Directors of the Fund or the vote of the holders of a majority of the outstanding shares of the Fund and (2) in either event, by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.

    The Fund's independent directors have retained an investment banking firm to consider fund organizations willing to manage the Fundamental Funds and to submit requests for proposals. In addition, the Manager is pursuing an investment management firm's interest in purchasing certain of the Manager's assets relating to the Fundamental Funds. Any proposed transaction must be approved by the Fund's Board of Directors, including a majority of the independent directors, and is subject to approval by the Fund's shareholders.

    The Fund, its Manager and Fundamental Service Corporation have agreed, in an assurance of discontinuance (the "assurance") entered into with the Department of Law of the State of New York, to refrain from making certain statements about the Fund's investment objectives in advertisements and sales materials and to disclose more about the risks involved in certain of the Fund's investment strategies, particularly with respect to certain investment strategies employed by the Fund that may differ from or may result in an increased level of risk not present in some other tax-exempt mutual funds.

    In addition, the Fund has agreed to establish a portfolio review committee, consisting of no less than three independent directors of the Fund, to oversee the Fund's investment performance and strategies, internal controls and procedures, Prospectus review and compliance with the investment policies stated therein, and review of annual and semi-annual reports to shareholders (See
"Management of the Fund-Portfolio Review Committee" in the Statement of Additional Information). The Fund has also agreed to submit new sales material for certain specified time periods to the staff of the Department of Law (the "staff") for prior review and to submit to the staff, copies of any shareholder complaints and Fund filings with, or submissions to, the Commission or the National Association of Securities Dealers, Inc.

    The assurance also requires (i) that a portfolio composition report portraying the Fund's (a) principal asset categories, (b) use of leverage, (c) effective portfolio duration or sensitivity to interest rate risk and (d) credit ratings of portfolio securities be included in the Fund's annual and semi-annual reports to shareholders and that a portfolio composition report be delivered to potential investors along with the Fund's Prospectus.

    For further information concerning the management of the Fund, see the Fund's Statement of Additional Information under the caption "Management of the Fund."

Portfolio Brokerage

    It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer (see the Statement of Additional Information for a complete discussion of the Fund's brokerage allocation policy). It is not the Fund's practice to allocate principal business on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation. The Fund may, however, allocate principal business or brokerage to obtain for the benefit of the Fund services that the Fund would otherwise have to pay for directly.

    The Fund's directors have authorized the Manager to effect portfolio transactions on an agency basis with affiliated broker-dealers, subject to quarterly determination of compliance by the board, including a majority of the independent directors and have adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which requires, among other things, that the commissions paid to any affiliated broker-dealer must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

                            DIVIDENDS AND TAX STATUS

Dividends and Distributions

    The Fund declares all of its net investment income as a dividend, on a daily basis, prior to calculating net asset value, on shares of record at the close of business on the preceding day. Dividends are distributed monthly. Capital gains, if any, will normally be distributed in December of each fiscal year of the Fund. The amounts paid, and distribution dates thereof, are subject to determination by the Fund's Board of Directors. All dividends paid and capital gains distributed are paid in additional shares of the Fund's common stock, which are credited to the shareholder's account. If you desire to receive such distribution in cash, you must file an election with Fundamental Shareholder Services, Inc., which election will remain in effect until Fundamental Shareholder Services, Inc. is notified by you in writing to change the election, at least ten (10) days prior to payment date. Distributions declared in the months of October, November or December will be treated as received by shareholders of record in such months as of December 31 even if they are not paid until the following January. Certificates will not be issued for dividend distributions.

Taxes


         The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes under Subchapter M of the Code. If the Fund so qualifies, it will not pay any Federal corporate income taxes on net investment taxable income or net realized capital gains which are distributed to investors in a timely manner. If the Fund fails to meet certain distribution requirements at the end of the calendar year, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income. The Fund intends to make distributions in a timely manner and, accordingly, does not expect to be subject to Federal income taxes or the 4% excise tax.


    Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as exempt-interest dividends and shareholders should exclude the interest from their gross income for Federal income tax purposes. It is a policy of the Fund to maximize the percentage of distributions to shareholders that are not subject to Federal income taxes. However, a small portion of the Fund's net investment income may under certain circumstances be taxable, and distributions thereof, as well as distributions of any capital gains, will be taxable to shareholders. Distributions by the Fund of any taxable net investment income and of any net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Such distributions constitute dividends for Federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporations. Distributions of any net capital gain are designated as capital gain dividends and are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. If a shareholder sells shares held for six months or less at a loss, the loss will be disallowed to the extent of the exempt-interest dividends received on the shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on the shares.


    Tax-exempt interest on specified private activity bonds issued after August 7, 1986 is treated as a tax preference item for purposes of the Federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which are used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving any exempt-interest dividends from the Fund. For a description of the AMT, see the Fund's Statement of Additional Information under the caption "Tax Matters."

    Although exempt-interest dividends are excludable from gross income for Federal income tax purposes, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their Federal income tax returns. In addition, exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to Federal income tax. Further, shareholders are denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund that are derived from interest on such bonds.

    Distributions to shareholders will be treated in the manner described above regardless of whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. To avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer indentification number (which for an individual is usually his or her social security number) and/or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for Federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority. However, to the extent that exempt-interest dividends are derived from interest received by the Fund on obligations of New York State, its political subdivisions or its duly constituted authorities, they will be exempt from New York State and City personal income taxes for a New York resident individual shareholder. Exempt-interest dividends will not be excluded in determining New York State or City franchise taxes applicable to corporations or financial institutions. You are advised to consult with your tax advisors concerning the application of state and local taxes to an investment in the Fund, which may differ from the Federal income tax consequences heretofore described.

    Statements regarding the tax status of distributions by the Fund will be mailed annually by Fundamental Shareholder Services, Inc. In the event that a distribution may not be wholly excludable from gross income for Federal income tax purposes or exempt from New York State and City personal income taxes, the statement will provide information about the tax-exempt percentage, which may vary from distribution to distribution.

    The foregoing discussion is for general information only. A prospective shareholder should also review the more detailed discussion of Federal income tax considerations in the Fund's Statement of Additional Information under the caption "Tax Matters." In addition, each prospective shareholder should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.

                               GENERAL INFORMATION

    The Company, which was incorporated under the laws of the State of New York on January 30, 1980, and which was reorganized as a Maryland corporation on December 31, 1990, is an open-end, non-diversified management investment company. The Fund's fiscal year begins January 1 and ends December 31. On April 24, 1996, the Company changed its name from New York Muni Fund, Inc. to Fundamental Funds, Inc.

     Annual and semi-annual reports of the Fund, together with the list of securities held by the Fund in its portfolio, are mailed to each shareholder.

    The Company is authorized to issue 1,000,000,000 shares of common stock, par value $.001 per share, of which 500,000,000 shares are designated "New York Muni Fund Series" and the balance of which are unclassified. All shares of the Fund are entitled to equal participation in dividends and distributions declared by the Fund and in its net assets on liquidation remaining after satisfaction of all outstanding liabilities. The Fund's shares are fully paid and non-assessable when issued and have no preemptive rights. Holders of common stock are entitled to one vote for each full share and to such fraction of a vote that corresponds to any fractional shares. The Fund will not normally hold annual shareholders' meetings. Shareholders may remove directors from office by a majority of votes entitled to be cast at a meeting of shareholders. Shareholders holding 10% or more of the Fund's outstanding stock may call a special meeting of shareholders.

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.


    The Manager and the Fund's Directors have cooperated in an investigation being conducted by the Securities and Exchange Commisssion concerning an affiliated fund. The Commission's staff is considering recommending to the Commission the commencement of certain proceedings (but not against the affiliated fund).


    The custodian for the assets of the Fund is The Chase Manhattan Bank, N.A. ("Chase"). Fundamental Shareholder Services, Inc. performs all services in connection with the transfer of the shares of the Fund. Shareholder inquiries concerning the status of an account should be directed to Fundamental Shareholder Services, Inc. by calling (800) 322-6864.



    This  Prospectus   omits  certain   information   contained  in  the  Fund's
Registration Statement, filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund.

                                    APPENDIX


    For the fiscal year ended December 31, 1996, the Fund's asset composition, based on the monthly weighted average of credit ratings of portfolio securities, was as follows:


S&P or                           Percentage of           Percentage of assets
Moody's                         assets rated by        unrated but determined to
Rating                           rating agency         be of comparable quality*
-------                         ---------------        -------------------------
AAA or Aaa                          33.70%                        0%
AA or Aa                            10.23%                        0%
A                                   30.55%                        0%
BBB or Baa                          19.95%                        0%
BB or Ba                                0%                        0%
B                                       0%                        0%
Below B                                 0%                        0%


---------
*5.56% of the Fund's assets was invested in unrated securities during the fiscal year ended December 31, 1996. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to the Fund's
 Statement of Additional Information for a more complete discussion of these ratings.

(LEFT SIDE)

NEW YORK  MUNI FUND(R)
90 Washington Street
New York NY 10006
1-800-225-6864

Transfer Agent
Fundamental Shareholder Services, Inc.
P.O. Box 1013
New York, NY 10274
1-800-322-6864



Counsel to the Fund
Kramer, Levin, Naftalis & Frankel
New York, New York



Independent Accountants
McGladrey & Pullen, LLP
New York, New York



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


(RIGHT SIDE)

                              NEW YORK MUNI FUND(R)



                                   Prospectus

                                 April 30, 1997




                           NEW YORK           MUNI FUND


                          F  U  N  D  A  M  E  N  T  A  L
                           F a m i l y   o f   F u n d s

                                                                     Rule 497(c)
                                                        Registration no. 2-82710

                       STATEMENT OF ADDITIONAL INFORMATION

                               NEW YORK MUNI FUND

                                  P.O. Box 1013
                              Bowling Green Station
                          New York, New York 10274-1013
                                 (800) 322-6864



     NEW YORK MUNI FUND (the "Fund") is a series of Fundamental Funds, Inc.(the "Company"), a Maryland corporation. The Fund seeks to provide a high level of income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Of course, there can be no assurance that this investment objective will be achieved. The Fund intends to achieve its objective through investing primarily in municipal obligations of New York State, its political subdivisions, and its other duly constituted authorities and corporations, that are rated within the four highest quality grades for bonds as determined by Moody's Investors Service, Inc.("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc.("Fitch") or Duff & Phelps, Inc.("Duff") or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations rated within the lowest of these categories may have speculative characteristics as well.


         This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by writing to Fundamental Service Corporation at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.




                   THIS STATEMENT IS DATED APRIL 30, 1997 AND
               SUPPLEMENTS THE FUND'S PROSPECTUS OF THE SAME DATE.

                                TABLE OF CONTENTS



                                                                           PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................. 3

ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS.................... 6

ADDITIONAL INFORMATION RELATING TO LOWER RATED SECURITIES................... 9

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS..........................11

MANAGEMENT OF THE FUND......................................................26

DISTRIBUTION PLAN...........................................................30

CALCULATION OF YIELD........................................................32

CUSTODIAN AND INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS......................35

TAX MATTERS.................................................................35

PORTFOLIO TRANSACTIONS......................................................44

OTHER INFORMATION...........................................................47

FINANCIAL STATEMENTS........................................................46

APPENDIX....................................................................A-1

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         As stated in the Fund's Prospectus, the objective of the Fund is to provide investors with a high level of income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Of course, there can be no assurance that this objective will be achieved. The Fund intends to attempt to achieve its objective by investing substantially all, and at least 80%, of its total assets in debt obligations which are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality, and which are issued by the State of New York, its political subdivisions, and its other duly constituted authorities and corporations, the interest from which is, in the opinion of counsel to the issuer, totally excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes.

         The investment restrictions described below have been adopted by the Fund as fundamental policies which cannot be changed without approval of a majority of the outstanding shares of the Fund.


         1. The Fund will not issue any senior  security (as defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order;
(c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.


         2. The Fund will not underwrite any issue of securities, except to the extent that the purchase of municipal obligations directly from the issuer, in accordance with the Fund's investment objective, policies and restrictions, may be deemed to be an underwriting.

         3. The Fund will not purchase or sell real estate. This restriction shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

         4. The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in whole or in part in such activities, may enter into transactions in financial and index futures contracts and related options and may engage in transactions on a when-issued or forward commitment basis.


         5. The Fund will not invest in oil, gas or thermal mineral exploration, or development programs.


         6. The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase debt instruments, including bonds, debentures, notes and municipal commercial paper; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         7. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes, to meet redemptions or for purposes of leveraging, but only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% asset coverage requirement, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund may enter into certain futures contracts and options related thereto and the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements.

         8. The Fund will not invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



         In addition to the foregoing, the Fund is subject to the following non-fundamental restrictions:


         1. The Fund will not purchase a qualified private activity bond if as a result of such purchase more than 20% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in qualified private activity bonds.

         2. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 20% of the fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.


         3. The Fund will not invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.


         4. The Fund will not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         Since the Fund may invest in qualified private activity bonds, its shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds (as defined in Treasury regulation section 1.103-11), or "related persons" to such users (within the meaning of Internal Revenue Code section 147(a)).

         The Fund, together with any of its "affiliated persons" (as described in the 1940 Act), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when the Fund or such "affiliated persons" hold shares of any of the underlying investment companies, the Fund's ability to invest fully in shares of those investment companies is restricted, and Fundamental Portfolio Advisors, Inc.must then, in some instances, select alternative investments that would not have been its first preference.


         The 1940 Act also provides that an underlying investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund and its affiliates only in an amount up to 1% of the underlying investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund and its affiliates in excess of 1% of an underlying investment company's outstanding securities therefore will be considered not readily marketable securities, which together with other such illiquid securities may not exceed 15% of the Fund's net assets.

         In certain circumstances, an underlying investment company may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying investment company until Fundamental Portfolio Advisors, Inc.determines that it is appropriate to dispose of such securities.


         There can be no assurance that funds for investing in municipal obligations will be available for investment. The Fund does not intend to invest in such funds unless, in the judgment of Fundamental Portfolio Advisors, Inc., the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         Where relevant in this Statement of Additional Information, the term "issuer" is defined as the entity which has either actually issued the security or which is ultimately responsible for payment of the obligation. For purposes of diversification of the Fund's investments, separate issues by the same issuer will be considered as distinct or diverse investments provided that such issues differ either with respect to collateral (i.e., the pledge of specific revenue or taxes standing as security for the payment of the obligation) or guarantor of ultimate payment.


            ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS

         Municipal bonds are long-term debt obligations, generally with a maturity at the time of issuance of greater than three years, of states and their political subdivisions issued to obtain funds for various public purposes, including construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospital, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include refunding outstanding obligations; obtaining funds for general operating expenses; or obtaining funds to lend to public or private institutions for construction of such facilities as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by public authorities to finance privately operated housing facilities, sports facilities, convention or trade show facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of qualified private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as from the user of the facility being financed. Qualified private activity bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MUNICIPAL NOTES

         Municipal notes are short-term obligations, generally with a maturity at the time of issuance of six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Tax anticipation notes are sold to provide working capital to states and municipalities in anticipation of collection of taxes. Bond anticipation notes are issued to provide funds temporarily in anticipation of a bond sale. Revenue anticipation notes are sold in expectation of receipt of other revenues, such as funds under the Federal Revenue Sharing Program. Project notes are issued by local agencies in connection with such programs as construction of low-income housing in order to provide construction financing prior to permanent financing. Project notes are guaranteed by the U.S. Department of Housing and Urban Development and consequently are secured by the full faith and credit of the United States.

VARIABLE RATE INSTRUMENTS

         Municipal bonds and notes are sometimes issued with a variable interest rate ("variable rate instruments"). The interest rate on variable rate instruments is usually tied to an objective standard, such as the 90-day Treasury Bill rate or the prime rate of a bank involved in the financing. Prime rates can change daily; the auction for 90-day Treasury Bill rates is held weekly. In addition to having a variable interest rate, any such instruments are subject to repayment of principal on demand by the Fund, usually in not more than five business days. Both the variable rate feature and the principal repayment on demand feature tend to reduce fluctuations in the price of variable rate instruments;

these instruments are generally of interest and sold to institutional investors. Also available are participation interests in loans to municipal issuers, which are similar except that these loan participations are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Fund the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. The Board of Directors will determine that the participation interest in the municipal securities meets the Fund's prescribed quality standards. The Fund's management has been instructed by the Board of Directors to monitor the pricing, quality and liquidity of any variable rate demand instruments held, including participation interests supported by letters of credit or guarantee, on the basis of published financial information and reports of the rating agencies and other analytical sources. The Fund's management will also monitor the creditworthiness of the guarantor. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that the Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Objective, Policies and Restrictions".

OTHER INFORMATION

         A portion of the Fund's assets may be invested in qualified hospital bonds. Such bonds are rated on the basis of feasibility studies that project occupancy levels, revenues and expenses. The gross receipts and income of hospitals are affected by many future events and conditions (including among other things, demand for hospital services, the ability of the hospital to provide such services, competition, actions by insurers and governmental agencies, the cost and possible unavailability of malpractice insurance, and the funding of medicare and medicaid programs), whose effects are often difficult to predict. Changes or future developments in all of the foregoing areas may have an adverse effect on the price or marketability of such bonds.

         A part of the Fund's assets may be invested in obligations of state and local housing authorities. Such obligations are not part of the general obligations of the state or the municipality in question. To a large extent, such obligations are generally supported by Federal housing subsidy programs. Any weakness in such programs or their administration, or the failure by a state or local housing authority to meet the qualifications required for coverage under such programs, may result in a decrease or the elimination of such Federal subsidies and could adversely affect payment of principal and interest on housing authority bonds. These factors as well as general economic factors affecting housing in general could cause a decrease in the value or marketability of such bonds.

         A portion of the Fund's assets may be invested in municipal obligations that are moral obligation bonds issued by agencies and authorities of the State of New York (i.e., issued pursuant to the municipality's good faith and credit to pay principal and interest). Under the statutes applicable to such bonds, the State may be called on to restore any deficits in capital reserve funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriation by the state legislature for such purposes, and accordingly, the statutes do not constitute legally enforceable obligations or debt of the State. The agencies or authorities in question have no taxing power, and on a default by such agencies or authorities, there are no guarantees that payments of principal and interest will be met.


            ADDITIONAL INFORMATION RELATING TO LOWER RATED SECURITIES

         The lower quality securities in which the Fund may invest (i.e., those rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff or determined by Fund management to be a comparable quality if unrated) generally produce a higher current yield than do securities of higher ratings. However, these obligations are considered speculative because they involve greater price volatility and risk than do higher rated securities and the yields on these securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated securities is a relatively new one which has not yet been tested through a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such securities. Securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to securities rated CCC or lower by S&P, Fitch or Duff or Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.


         The Fund may invest in lower rated securities that are structured as zero coupon or pay-in-kind bonds. Such securities may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income- bearing securities. In addition, zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest. Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind securities are securities that pay interest through the issuance of additional securities. Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year and must include such amount in gross income, even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.


         Lower rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated securities may not be as liquid as Treasury and investment grade securities. The ability of the Fund to sell lower rated securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

         Because investors may perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of such market, resulting in greater yield and price volatility.

         The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield securities. Any or a combination of such proposals, if enacted into law, could negatively affect the value of the high-yield securities in the Fund's portfolio. The likelihood of any such legislation is uncertain.

         Fund management believes that the risks of investing in such high-yielding securities may be minimized through careful analysis of prospective issuers. Although the opinion or ratings services such as Moody's, S&P, Fitch and Duff is considered in selecting portfolio securities, they relate to credit risk and evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Fund relies, primarily, on its own credit analysis, which includes a study of the existing debt, capital structure, ability to service debts and to pay dividends, and the current trend of earnings for any issuer under consideration for the Fund's investment portfolio. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on its proprietary credit analysis, than is otherwise the case for a fund that invests in higher quality securities.

               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS

         The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


         A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by approximately 5.0% in 1996.

         The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year.

         After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2%. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6% from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1% over the prior fiscal year, after adjustments for comparability.

         The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9% of total General Fund receipts.

         The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

         On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

         (1) The State, Agencies and Other Municipalities. During the mid -1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

         In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

         GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service fund types, respectively.

         GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.

         The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

         GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

         The Special Revenue fund and Debt Service fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects fund ended with an operating deficit of $35 million. GAAP-Basis Results--1992- 93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.

         The Special Revenue, Debt Service and Capital Projects fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.

         State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total Governmental Funds disbursements and 71% of total State Funds disbursements.

The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last four fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Reserve Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation . The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the New York Local Government Assistance Corporation ("LGAC") program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF , partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. The State ended its 1993-94 fiscal year with a
General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF . The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year. General Fund receipts totaled $32.23 billion, an increase of 2.6% from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5% higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two- thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

         The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Revenues in Special Revenue Funds in the State's 1995-96 fiscal year increased $1.45 billion over the prior fiscal year as a result of increases in federal grants and lottery revenues. Disbursements from Special Revenue Funds in the State's 1995-96 fiscal year increased $1.21 billion over the prior fiscal year as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts.

         The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Revenues in the Capital Projects
Funds in the State's 1995-96 fiscal year increased $260 million primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund and by an increase in federal grant revenues. Expenditures increased $194 million because of increased expenditures for education and health and environmental projects.

         The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Revenues in the Debt Service Funds in the State's 1995-96 fiscal year increased $10 million because of increases in both dedicated taxes and mental hygiene patient fees. Expenditures increased $201 million.

         State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding

BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases . The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

         State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

         At September 30, 1995, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $73.45 billion as of September 30, 1995. As of March 31, 1995, aggregate Agency debt outstanding as State- supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.


         Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

         The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

         UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.


         The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue
projections   are  not  realized  and/or   operating   expenses  exceed  current
projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

         In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

         The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

         Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Seventeen municipalities received extraordinary assist ance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long- range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

         Certain  litigation  pending  against  the  State  or its
         officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount;
(xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part);
(xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

         (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.


         The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.


         In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.


         The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

         According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

         The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.


         State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*).

         James C. Armstrong: Director of the Fund. Mr. Armstrong is a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. He was formerly Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University, and is a management consultant. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director, Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government- industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 51 Mt. Pleasant Road, Morristown, New Jersey 07960.

         James A. Bowers: Director of the Fund. Mr. Bowers is a consultant for CAMBA, Inc., Prototypes (formerly, Director of Finance and Administration), The American Telephone and Telegraph Company (AT&T) and the RAND Corporation. He was employed at AT&T for 23 years. His latest position with AT&T was in the Treasury Department as District Manager-Securities and Exchange Commission Reporting. Mr. Bowers holds Bachelor of Science and Master of Arts degrees in Economics from Florida Atlantic University. Mr. Bowers' address is 60 East Eighth Street, New York, N.Y. 10003.

         Clark L. Bullock: Director of the Fund. Mr. Bullock is Chairman of the Board of Shelter Rock Investors Services Corp., a privately-held, New York-based investment company. Mr. Bullock received a Masters of Science degree in Mathematical Economics from Purdue University in 1972 and a Bachelor of Arts degree in International Relations from the University of Arizona. Mr. Bullock's address is c/o Shelter Rock Investors, 150 Hopper Avenue, Waldwick, NJ 07463.

         L. Greg Ferrone: Director of the Fund. Mr. Ferrone is a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Previously he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.


         *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, The California Muni Fund and Fundamental Fixed Income Fund. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Mr. Malanga is a managing director and a 50% shareholder of LaSalle Portfolio Management, Inc., a commodity trading adviser. Prior thereto, he was a Vice President and Senior Economist at A. Gary Shilling & Company, Inc., an economic consulting and brokerage firm. He previously served as an Economist at White, Weld & Co. (an investment banking and brokerage firm) and so served from 1976 to 1978. Prior thereto, Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

         David P. Wieder: Vice President of the Fund, Secretary of Fundamental Portfolio Advisors, Inc., and President and a Director of Fundamental Shareholder Services, Inc.Mr. Wieder holds a Bachelor of Science degree in Economics from Cornell University. Mr. Wieder's address is 90 Washington Street, 19th Floor, New York, New York 10006.

         Carole M. Laible: Secretary of the Fund. Treasurer and Secretary of Fundamental Shareholder Services, Inc.She was formerly a General Service Manager for McGladrey & Pullen. Ms. Laible received a Bachelor of Science degree in Accounting from St. John's University in 1985. Ms. Laible's address is 90 Washington Street, 19th Floor, New York, New York 10006.

         All of the Directors of the Fund are also Trustees of The California Muni Fund and Fundamental Fixed-Income Fund. All of the officers of the Fund hold similar offices with The California Muni Fund and Fundamental Fixed-Income Fund.

         For services and attendance at board meetings and meetings of committees which are common to the Fund, Fundamental Fixed-Income Fund and The California Muni Fund (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Director of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Director is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Directors received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. For the fiscal year ended December 31, 1996, Directors' fees totalling $56,296 were paid by the Fund to the Directors as a group. As of the date of this Statement of Additional Information, Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.


                               COMPENSATION TABLE

                         (FOR EACH CURRENT BOARD MEMBER
                           RECEIVING COMPENSATION FROM
                           A FUNDAMENTAL FUND FOR THE
                      MOST RECENTLY COMPLETED FISCAL YEAR)

                        AGGREGATE COMPENSATION FROM FUND



                                                                                                                   AGGREGATE
                                                                                                                  COMPENSATION
                                                                                                                  PAID BY ALL
                                                                                                                 FUNDS MANAGED
                                                                                                                       BY
                                                             HIGH-YIELD       TAX-FREE          U.S. GOV'T        FUNDAMENTAL
                                           CALIFORNIA         MUNICIPAL        MONEY             STRATEGIC         PORTFOLIO
NAME                        NY MUNI           MUNI              BOND           MARKET             INCOME         ADVISERS, INC.

JAMES C.  ARMSTRONG         $15,950             $5,394          $151          $10,804            $1,700               $34,000

JAMES A.  BOWERS             15,950              5,394           151           10,804             1,700                34,000

CLARK L.  BULLOCK            12,198              4,125           116            8,262             1,300                26,000

L.  GREG FERRONE             12,198              4,125           116            8,262             1,300                26,000



         Pursuant to the terms of an assurance of discontinuance (the "assurance") entered into with the Department of Law of the State of New York, the Fund has established and will maintain for a period of at least five years from April 15, 1994, a Portfolio

PORTFOLIO REVIEW COMMITTEE



Review Committee of its Board of Directors, consisting of no fewer than three independent directors. All of the Independent Directors currently serve on the Portfolio Review Committee.

         The Portfolio Review Committee oversees the Fund's (i) investment performance and strategies; (ii) the adequacy of internal controls and procedures applicable to portfolio personnel and activity; (iii) the amendment, as they may deem necessary in the exercise of their duties, of the Fund's Prospectus; and (iv) compliance with investment policies stated in the Fund's Prospectus, with such other policies as the Board of Directors may from time to time establish, and with all applicable laws, rules and regulations. The Portfolio Review Committee also reviews all annual and semi-annual reports prior to their dissemination to shareholders.

         The Portfolio Review Committee is required to keep a record of its meetings and has the authority to retain such expert (legal, financial or accounting) assistance as the Committee in its sole discretion deems necessary in the exercise of their duties. Fundamental Service Corporation has designated a Compliance Officer who has day-to-day responsibility for the Fund's compliance with applicable Federal and state laws, rules and regulations, the assurance entered into with the Department of Law of the State of New York, and the rules, policies and by- laws of the National Association of Securities Dealers, Inc., particularly as they pertain to sales materials. The Compliance Officer also assists the work of the Portfolio Review Committee.


INVESTMENT MANAGEMENT


         As discussed in the Fund's Prospectus, a Management Agreement (the "Agreement") between the Company, on behalf of the Fund, and Fundamental Portfolio Advisors, Inc.(the "Manager"), was adopted by the Board of Directors of the Fund on October 3, 1990, and was approved by shareholders on November 29, 1990. Vincent J. Malanga, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, and Dr. Lance M. Brofman, each own approximately 48.5% of the outstanding shares of the voting capital stock of the Manager.


         The Manager has agreed that it will notify the Fund's Board of Directors before engaging any new clients of material significance; that, if requested, each Director will receive a weekly portfolio transaction statement from the Manager in order to review all trades made by the Manager; and that if at any time three or more Directors who are "non-interested persons" of the Fund desire to purchase or sell any security for or of the Fund, the Manager, at the direction of the "non-interested" Directors, will immediately purchase or sell such security, as the case may be, at the expense and risk of the Fund.

TRANSFER AGENT


         Fundamental Shareholder Services, Inc., P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, an affiliate of Fundamental Portfolio Advisors, Inc.and Fundamental Service Corporation, performs all services in connection with the transfer of shares of the Fund, acts as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the Fund pursuant to a Transfer Agency and Service Agreement dated as of February 1, 1990. During the fiscal year ended December 31, 1996, fees paid to the Transfer Agent by the Fund amounted to $360,306.


                                DISTRIBUTION PLAN

         The Board of Directors and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services. Payments by the Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund. The Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, the Fund may pay each such Shareholder Service Agent to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Fund.

         The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Fund's management. The Fund's management will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon the management's analysis of (1) the contribution that the Shareholder Service Agent makes to the Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund.

         The Board of Directors of the Fund, including a majority of the "disinterested" Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines or other periodicals, on radio or television, or in direct marketing campaigns. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including office space, facilities and equipment, salaries, training and administrative expenses, computer systems and software, communications, supplies, photocopying and similar types of expenses. The following persons own of record 5% or more of the outstanding shares of voting stock of Fundamental Service Corporation: Mr. Vincent J. Malanga (43.71%); Mr. Thomas W. Buckingham (43.71%); and Dr. Lance M. Brofman (9.90%).

         The Plan will continue in effect until December 31, 1996. The Plan will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority of the Directors who are not parties to any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors of the Fund, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan may only be renewed if the Directors make a similar determination for each subsequent year. The Plan may not be amended to increase the maximum amount of payments by the Fund to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Directors and of the Directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.

         The Plan provides that the Fund's management shall provide, and that the independent Directors shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the independent Directors.

         During the year ended December 31, 1996, the Fund paid $719,350 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the Fund's shares, including expenses for: advertising -- $169,974; printing and mailing of Prospectuses to other than current shareholders -- $23,467; and sales, and shareholder servicing support services and other distribution services, -- $525,909. Of the amount paid by the Fund during last year, $384,123 was paid to Fundamental Service Corporation for expenses incurred and services rendered by it pursuant to the Plan.


                              CALCULATION OF YIELD

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the Securities and Exchange Commission.

         The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period in accordance with the following formula:

                                       a-b
                           Yield = 2[(----+1)^6 -1]
                                        cd


Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         1. The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

         2. The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes, it is assumed that each month has 30 days.

         3. Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

         4. The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         5. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation.

In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (1) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (2) not to amortize the discount or premium on a remaining security.

         For the purposes of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. The Fund does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Plan during a base period, if any, will reduce expenses accrued pursuant to such plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.


         The Fund's yield for the one-month period ended December 31, 1996 determined in accordance with the above formula was 3.51%.

         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                       ^n
                                 P(1+T)   = ERV

Where:            P        =     a hypothetical initial payment of $1000

                  T        =     average annual total return

                  n        =     number of years

                  ERV      =     ending redeemable value of a hypothetical
                                 $1000 payment made at the end of a designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the year ended December 31, 1996 was - 7.73%. For the five-year period ended December 31, 1996, the average annual total return was 1.34% and for the ten year period ended December 31, 1995, the average annual total return was 3.29%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

         The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield of the Fund for the one-month period ended December 31, 1996 was 6.57% for a taxpayer whose income was subject to the then highest combined Federal, New York State and New York City income tax rate of 46.60%.


         The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future.

                       CUSTODIAN AND INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

         The Chase Manhattan Bank, N.A. (the "Bank"), 114 West 47th Street, New York, New York, acts as Custodian of the Fund's cash and securities. The Bank also acts as bookkeeping agent for the Fund, and in that capacity, monitors the Fund's accounting records and calculates its net asset value.

         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent certified public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company


         The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

         If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1996, the Fund has capital loss carryforwards of $20,655,000 expiring through December 31, 2004. Under Code Section 382, if the Fund has an "ownership change," ten the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long- term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS"))in effect for any month in the 3- calendar-month period ending with the calendar month in which the ownership change occurs (the highest rate for the 3-month period ending in April, 1997 is 5.50%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used or, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the- money) with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short- Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.


         Certain transactions that may be engaged in by the Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year- end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Under Treasury Regulations, deemed gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies


         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend, will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded by them from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is -- computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt interest dividends derived from certain "private activity"


municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

         Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from a sale of the shares, as discussed below.


         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.


         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares


         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from the Fund is not effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.


         If the income from the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on, the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             PORTFOLIO TRANSACTIONS

         The Fund's management provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the Fund's management, subject to the general control of the Fund's Directors. The Fund's management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Fund's management, that such sale would be advisable. In addition, the Fund's management may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Fund's management believes to be a temporary disparity in the normal yield relationships of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. For the years ended December 31, 1995 and 1996, the Fund's annual rate of portfolio turnover was approximately 348% and 347%, respectively. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Fund's management weighs the added costs of short-term investment against anticipated gains. The Fund's management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.


         It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management.

         The Board of Directors of the Fund is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, or which furnishes research services deemed to be of a lesser value, provided that such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

         Section 28(e)(3) of the Securities Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and offering securities transactions and performing functions incidental thereto (such as clearance and settlement).

         It is not the Fund's practice to allocate principal business or brokerage on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions of brokerage allocation as described above.


         The Fund pays LAS Investments, Inc.("LAS") commissions or fees for effecting, or participating in the effectuation of (but not executing), transactions in futures contracts and options thereon on behalf of the Fund ("Fund Futures and Options Transactions"). LAS is located at 190 South LaSalle Street, Chicago, Illinois. Mr. Donald E. Newell is the chief executive officer of LAS and the owner of all of its outstanding shares. Messrs. Malanga and Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. As a result of Mr. Newell's business relationship with Mr. Malanga, certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act govern the computation and review of all commissions paid and payable to LAS. The procedures limit the commissions or fees received, or to be received, by LAS for Fund Futures and Options Transactions to an amount which is reasonable and fair compared to the commissions, fees or other remuneration received by other introducing brokers in connection with comparable transactions involving similar futures contracts or options on futures contracts, as the case may be, being purchased or sold on a commodities exchange during a comparable period of time. The Fund's independent Board Members determine no less frequently than quarterly that all transactions with LAS during the quarter were effected in compliance with such procedures.

         Beginning  in July  1990,  all of the  Fund's  transactions in futures contracts and related options were effected through Sierra Securities, Inc., a broker-dealer located at 190 South LaSalle Street, Chicago, Illinois ("Sierra"). The total amount of commissions paid to Sierra as introducing broker on such transactions for the Fund's account during the years 1990 through 1995 and during January of 1996 was $11,298. The Manager has represented that during such period, it believes that Mr. Donald Newell was a minority shareholder of Sierra. As a result of Mr. Newell's business relationship with Mr. Malanga (see discussion above), all of the futures and options transactions Sierra performed on behalf of the Fund may have been subject to certain standards comparable to those set forth in Rule 17e-1 of the 1940 Act (the "Rule"). On February 1, 1996, the Manager commenced using LAS as its introducing broker for Fund transactions in futures contracts and related options in place of Sierra. At a meeting held on May 2, 1996, the Fund's Board of Directors, including a majority of the independent Directors, adopted new standards and procedures for the Fund comparable to those set forth in the Rule for transactions in futures contracts and related options through LAS, an affiliated broker-dealer. See above discussion pertaining to LAS.

         From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the Fund was: $35,000 in 1995; $55,000 in 1994; and $25,000 in 1993. The Manager has also represented that it learned in 1996 that at all times during the years 1993, 1994 and 1995, CMS was 100% owned by Mr. Donald E. Newell's wife. Mr. Vincent J. Malanga and Mr. Donald E. Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed Fundamental U. S. Government Strategic Income Fund (the beneficiary of the research) $115,000 out of its own resources.


                                OTHER INFORMATION


         As of March 31, 1997, the Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of such date, no persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund.


                              FINANCIAL STATEMENTS


         Audited financial statements of the Fund for the year ended December 31, 1996 are attached hereto.

NEW YORK MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------
ASSETS
   Investment in securities at value
      (Note 4) (cost $215,662,677) ......................          $205,380,685
   Receivables:
      Interest ..........................................             3,808,422
      Investment securities sold ........................            16,494,369
                                                                  -------------
                  Total assets ..........................           225,683,476
                                                                  -------------
LIABILITIES
   Notes payable (Note 6) ...............................             1,200,000
   Payables:
      Investment securities purchased ...................            26,425,838
      Bank overdraft payable ............................               131,343
      Dividend declared .................................               396,856
      Accrued expenses ..................................               783,646
                                                                  -------------
                  Total liabilities .....................            28,937,683
                                                                  -------------
NET ASSETS consisting of:
   Accumulated net realized loss ............   $(21,892,882)
   Unrealized depreciation of
      securities ............................    (10,281,992)
   Paid-in-capital applicable to
      225,957,736 shares of $.01
      par value capital stock ...............    228,920,667
                                               -------------
                                                                   $196,745,793
                                                                  =============
NET ASSET VALUE PER SHARE ...............................                  $.87
                                                                           ====

STATEMENT OF OPERATIONS
Year ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ......................................           $12,274,611
EXPENSES (Notes 2 and 3)
   Management fee ...........................       $787,962
   Custodian and accounting fees ............        119,035
   Transfer agent fees ......................        360,306
   Professional fees ........................        299,015
   Directors' fees ..........................         52,370
   Printing and postage .....................         11,194
   Interest .................................      3,366,228
   Distribution expenses ....................        719,350
   Operating expenses on
     defaulted bonds ........................        240,629
   Other ....................................         89,055
                                                ------------
             Total expenses .................................         6,045,144
                                                                   ------------
             Net investment income ..........................         6,229,467
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss on:
    Investments .............................     (2,404,362)

   Net unrealized depreciation of
     investments ............................     (4,292,643)
                                                ------------
   Net loss on investments ..............................            (6,697,005)
                                                                   ------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS .......................................             $(467,538)
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Year Ended          Year Ended
                                                                                   December 31,        December 31,
                                                                                       1996                1995
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income ....................................................          $6,229,467           $6,873,684
                                                                                                      -------------
   Net realized (loss) gain on investments and futures contracts .........          (2,404,362)           2,451,958
   Net realized (loss) on option contracts written .......................                  --              (73,794)
   Unrealized (depreciation) appreciation on investments .................          (4,292,643)          25,287,298
                                                                                 -------------        -------------
          Net (decrease) increase in net assets from operations ..........            (467,538)          34,539,146
DIVIDENDS PAID TO SHAREHOLDERS FROM:
   Investment income .....................................................          (6,229,467)          (6,873,684)
   Net realized gain from investments ....................................                  --             (112,509)
   CAPITAL SHARE TRANSACTIONS (Note 5) ...................................         (23,248,833)         (13,526,231)
                                                                                 -------------        -------------
          Total (decrease) increase ......................................         (29,945,838)          14,026,722
NET ASSETS:
   Beginning of year .....................................................         226,691,631          212,664,909
                                                                                 -------------        -------------
   End of year ...........................................................        $196,745,793         $226,691,631
                                                                                 =============        =============


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1996
--------------------------------------------------------------------------------

   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
      Net decrease to net assets from operations ........................         $(467,538)
      Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
         Purchase of investment securities ..............................      (957,246,583)
         Proceeds on sale of securities .................................       963,017,568
         Decrease in interest receivable ................................           200,589
         Decrease in accrued expenses ...................................           (38,111)
         Net accretion of discount on securities ........................          (174,768)
         Net realized gain:
            Investments .................................................         2,404,362
         Unrealized depreciation on securities ..........................         4,292,643
                                                                            ---------------
            Net cash provided by operating activities ...................        11,988,162
                                                                            ---------------
   Cash Flows From Financing Activities:*
         Net payments on notes payable ..................................       (63,375,000)
         Net borrowings of note payable .................................           131,343
         Proceeds on shares sold ........................................     3,394,647,202
         Payment on shares repurchased ..................................    (3,342,817,867)
         Cash dividends paid ............................................          (982,880)
                                                                            ---------------
            Net cash used in financing activities .......................       (12,397,202)
                                                                            ---------------
            Net decrease in cash ........................................          (409,040)
   Cash at beginning of year ............................................           409,040
                                                                            ---------------
   Cash at end of year ..................................................                $0
                                                                            ===============


--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $4,939,206.
   Cash  payments  for  interest   expense  totaled   $3,394,366.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1996
--------------------------------------------------------------------------------

    Principal
     Amount                                  Issue ooo                                              Type o  Rating oo      Value
     ------                                  ---------                                              ------  ---------      -----
$ 1,980,000++    Cayuga County, HIC, COP, Auburn Memorial Hospital, Asset Guaranty Insured,
                   6.00%, 1/1/21 ...................................................................  FCLT     AAA    $  2,008,849
  2,050,000++    Franklin County, SWMA, Solid Waste System Project, RB, 6.25%, 6/1/15 ..............  FCLT     BBB-      2,057,831
  1,080,000++    Glen Cove, IDA, CFR, The Regency at Glen Cove Project, AMBAC Insured, ETM,
                   CAB, 10/15/19 ...................................................................  FCLT     AAA         280,757
  1,880,000++    Lyons, MCF, Initiatives Corporation Project, RB, 6.80%, 9/1/24 ....................  FCLT     BAA+      1,997,406
  2,000,000      Municipal Assistance Corporation for the City of Troy, General Resolution Bonds,
                   MBIA Insured, CAB, 1/15/21 ......................................................  FCLT     AAA         517,940
 11,870,000++x   New York City, GO, IFRN*, 7.50%, 8/15/10 ..........................................  INLT     A        11,870,000
 18,330,000++x   New York City, GO, IFRN*, 5.21%, 8/1/12 ...........................................  INLT     A-       17,124,253
 13,640,000++    New York City, GO, IFRN*, 5.21%, 8/1/14 ...........................................  INLT     A-       13,640,000
 14,600,000++x   New York City, GO, IFRN*, 4.15%, 8/15/17 ..........................................  INLT     A-       14,618,250
  5,290,000++x   New York City, ECF, MBIA Insured, STEP** 5.50%, 4/1/08 ............................  FCSI     AAA       5,304,706
  5,925,000++x   New York City, ECF, MBIA Insured, STEP** 5.50%, 10/1/08 ...........................  FCSI     AAA       5,941,471
  9,520,000++    New York City, Health & Hospital Corp, RB, Series A, 6.30%, 2/15/20 ...............  FCLT     BBB       9,542,182
  2,975,000++    New York City, Health & Hospital Corp, RB, Series A, AMBAC Insured,
                   5.75%, 2/15/22 ..................................................................  FCLT     AAA       2,978,600
  2,200,000++x   New York City, IDA, Imclone Systems Inc Project, AMT, 11.25%, 5/1/04 ..............  FCSI     NR        2,345,112
  6,025,000++    New York City, Transportation Authority, RB, Livingston Plaza Project,
                   FSA Insured, 5.25%, 1/1/20 ......................................................  FCLT     AAA       5,716,881
  2,113,000++x   New York City, IDA, Imclone Systems Inc Project, AMT, 10.75%, 2/15/97 .............  FCSI     NR        2,113,824
  7,000,000++    New York State, DAR, NHRB, LOC Chemical Bank, 5.75%, 7/1/17 .......................  FCLT     AA-       7,049,350
  1,125,000      New York State, DAR, German Masonic Home Corporation, FHA Insured,
                   6.00%, 8/1/36 ...................................................................  FCLT     AA        1,128,330
  1,050,000      New York State, DAR, Amsterdam Memorial Hospital, FHA Insured,
                   Mortgage RB, 6.00%, 8/1/25 ......................................................  FCLT     AAA       1,070,139
  2,770,000      New York State, DAR, WK Nursing Home Corporation, FHA Insured,
                   Mortgage RB, 6.05%, 2/1/26 ......................................................  FCLT     AAA       2,827,671
  3,600,000      New York State, DAR, WK Nursing Home Corporation, FHA Insured,
                   Mortgage RB, 6.13%, 2/1/36 ......................................................  FCLT     AA        3,674,664
  1,000,000      New York State, DAR, Hospital for Special Surgery, FHA Insured, Mortgage RB,
                   Series 1996, 6.00%, 8/1/26 ......................................................  FCLT     AA        1,017,480
    425,000++    New York State, DAR, Hospital for Special Surgery, FHA Insured, Mortgage RB,
                   Series 1996, 6.05%, 8/1/36 ......................................................  FCLT     AA          432,412
    200,000++    New York State, DAR, City University System, Third General Resolution Bond,
                   6.20%, 7/1/22 ...................................................................  FCLT     A-          204,624
  7,230,000++    New York State, DAR, Methodist Hospital, AMBAC Insured, FHA Insured,
                   Mortgage RB, 6.05%, 2/1/34 ......................................................  FCLT     AAA       7,392,747
  2,250,000++    New York State, DAR, Department of Health Veterans Home, 5.50%, 7/1/21 ............  FCLT     A         2,134,170
  6,000,000      New York State, DAR, Montefiore Medical Center, AMBAC Insured,
                   FHA Insured, 5.25%, 2/1/15 ......................................................  FCLT     AAA       5,802,540
  3,950,000      New York State, DAR, State University, Trust Custodial Receipts Connie Lee Insured,
                   5.40%, 5/15/23 ..................................................................  FCLT     AAA       3,753,013
  4,755,000      New York State, DAR, Mental Health Services, Series 96-E, AMBAC Insured,
                   5.37%, 2/15/12 ..................................................................  FCSI     AAA       4,711,016
    280,000++    New York State, EFC, State Water Pollution Control, RB, Pooled Loan Issue,
                   5.20%, 6/15/17 ..................................................................  FCLT     AAA         271,760
    360,000++    New York State, EFC, State Water Pollution Control, RB, Pooled Loan Issue,
                   5.20%, 12/15/17 .................................................................  FCLT     AAA         349,265
  1,975,000++    New York State, HFA, RB, Fulton Manor, FHA Insured, 6.10%, 11/15/25 ...............  FCLT     AAA       1,999,806
  2,500,000++    New York State, HFA, RB, Service Contract Obligation, Series 93-C, 5.88%, 9/15/14 .  FCLT     BBB       2,467,275
  2,250,000++    New York State, HFA, RB, Service Contract Obligation, Series 93-D, 5.38%, 3/15/23 .  FCLT     BBB       2,052,675
    650,000++    New York State, HFA, RB, Service Contract Obligation, Series 96-A, 6.00%, 3/15/26 .  FCLT     BBB         647,263
  1,000,000++    New York State, MCFFA, Mental Health Services Facilities, 5.25%, 2/15/07 ..........  FCSI     BBB+        989,890
  1,000,000++    New York State, MCFFA, Mercy Medical Center, LOC Natwest Bank,
                   5.88%, 11/11/15 .................................................................  FCLT     AA-       1,018,520
  4,785,000      New York State, MCFFA, Mental Health Services Facilities, Trust Custodial Receipts
                   Connie Lee Insured, 5.25%, 8/15/23 ..............................................  FCLT     AAA       4,429,953
 25,000,000++/x/ New York State Thruway Authority, FGIC Insured, IFRN*, 4.62%, 1/1/24 ..............  LRIB     AAA      25,000,000


NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

    Principal
     Amount                                  Issue ooo                                              Type o  Rating oo      Value
     ------                                  ---------                                              ------  ---------      -----
  4,000,000      New York State, UDC, RB, Correctional Capital Facilities, 5.70%, 1/1/27 ...........  FCLT     A      $  3,839,320
 19,695,000+++x  Niagara County IDA Bonds and Niagara Falls URABond; Falls Street Faire Project,
                   Falls Street Station Project,  AMT10.00% 9/1/06, Old Falls Street Improvement
                   Project, 11.00% 5/1/09 (See Note 4 to financial statements) .....................  FCSI     NR        8,397,267
  3,400,000++    Onondaga County, IDA, Series A, Crouse Irving Project, LOC Fleet Bank,
                   7.90%, 1/1/17 ...................................................................  FCLT     A         3,851,826
  4,170,000++    Onondaga County, IDA, Community General Hospital Project, 6.63%, 1/1/18 ...........  FCLT     BBB       4,289,721
    325,000      Puerto Rico, Public Buildings Authority Guaranteed, Public Education & Health
                   Facilities, Step Coupon, 3.75%, 7/1/16 ..........................................  FCLT     A           300,349
  1,595,000++    Puerto Rico, ITEMECF Financing Authority, Polytechnic University of Puerto Rico
                   Project, 5.70%, 8/1/13 ..........................................................  FCLT     BBB-      1,535,363
  5,145,000++    Puerto Rico, ITEMCF Financing Authority, Polytechnic University of Puerto Rico
                   Project, 5.50%, 8/1/24 ..........................................................  FCLT     BBB-      4,684,214
                                                                                                                      ------------
                             Total Investments (Cost $215,662,677@) ................................                  $205,380,685
                                                                                                                      ============



  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1996.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $215,671,028.
  + The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.
 /x/The value of this security has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.
 ++ Approximately  $172,308,270  market value of  securities  are  segregated in whole or in part as collateral securing a line of credit x The Fund owns 100% of the security and therefore there is no trading in the security. See Note 4 to the financial statements.

   LEGEND
      o Type   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term

  oo Ratings   If a security has a split rating the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated

  ooo  Issue   AMBAC American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and
                             Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Options Written on Municipal Bonds--The Fund may write options on municipal bonds. Premiums received for options written are recorded as a liability and subsequently marked to market daily to reflect the current value of the options written. If the written option expires unexercised, the premium received is treated as realized gain. If the option is exercised, the premium received is used to reduce the cost of the security purchased or sold.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Directors. Distributions are determined in accordance with income tax regulations. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized losses as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------
2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1996.

     The Manager and the Fund's Directors are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a distribution agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $384,123 for the year ended December 31, 1996.

     The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1996 are set forth in the statement of operations.

3.  DIRECTORS' FEES

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4.  COMPLEX SECURITIES, CONCENTRATIONS OF CREDIT RISK, AND INVESTMENT
    TRANSACTIONS

     INVERSE FLOATING RATE NOTES (IFRN):

     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     CONCENTRATION OF CREDIT RISK AND TRANSACTIONS IN DEFAULTED BONDS:

     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

     The Fund, through its investment banker and manager, negotiated agreements whereby the Fund received cash of $3,000,000 subsequent to December 31, 1996 and executed an assumption agreement with the purchasers of the Falls Street Faire and Station Projects. Under the assumption agreement the purchaser has agreed to assume debt of $8,000,000 bearing interest at 10% per annum in exchange for the Fall Street Faire Project. The assumption agreement provides for certain interest and forbearance payments in accordance with the agreement's payment schedule.

     These securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $8,397,267 (42.64% to their aggregate face value of $19,695,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1996. Legal investment banking, and other restructuring costs charged to realized loss totaled approximately $294,000 for the year ended December 31, 1996 ($1,487,000 cumulatively from October 6, 1992 to December 31, 1996). The Fund through its investment banker, engaged a manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Projects. Net operating expenses related to the Projects for the year ended December 31, 1996 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1996 totaled approximately $612,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $92,714,000 (47% of net assets) including the securities described in the previous paragraph at December 31, 1996. With respect to securities owned 100% by the Fund, the $25,000,000 New York State Thruway FGIC Insured, IFRN Bonds, in addition to the $8,397,267 bonds described in the preceding paragraph, have been valued using methods approved by the Board of Directos.

     OTHER INVESTMENT TRANSACTIONS:

     During the year ended December 31, 1996,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $735,241,325   and
$795,122,155 respectively.

     As of December 31, 1996 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $10,290,342 composed of unrealized appreciation of $3,794,391 and unrealized depreciation of $14,084,733.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:

                          Amount               Expiration
                          -------               ---------
                        $18,503,000         December 31, 2002
                          2,152,000         December 31, 2004
                        -----------
                        $20,655,000
                        ===========

5.  CAPITAL STOCK

     As of December 31, 1996 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1996                       December 31, 1995
                                             --------------------------              --------------------------
                                               Shares             Amount              Shares              Amount
                                            -------------      -------------       -------------      --------------
Shares sold ....................            3,704,110,578     $3,314,430,819       3,269,945,429      $3,074,627,178
Shares issued on reinvestment
  of dividends .................                5,501,544          4,939,206           6,772,089           6,361,886
Shares redeemed ................           (3,714,943,217)    (3,342,618,858)     (3,287,552,791)     (3,094,515,295)
                                             ------------       ------------       -------------       -------------
Net (decrease) .................               (5,331,095)    $  (23,248,833)        (10,835,273)       $(13,526,231)
                                             ============       ============       =============       =============

6.  LINE OF CREDIT

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $1,200,000 was outstanding at December 31, 1996.

     The maximum month end and the average borrowings outstanding during the year ended December 31, 1996 were $90,000,000 and $49,448,000, respectively.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

7.  SELECTED FINANCIAL INFORMATION

                                                                            Years Ended December 31,
                                                                -------------------------------------------------
                                                              1996         1995       1994        1993        1992
                                                              ----         ----       ----        ----        ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year ..................         $0.98       $0.88       $1.18      $1.21       $1.14
                                                              ------      ------      ------     ------      ------
Income from investment operations:
Net investment income ...............................           .035        .035        .056       .065        .061
Net realized and unrealized gains (losses)
  on investments ....................................          (.110)       .101       (.290)      .082        .070
                                                              ------      ------      ------     ------      ------
         Total from investment operations ...........          (.075)       .136       (.234)      .147        .131
                                                              ------      ------      ------     ------      ------
Less Distributions:
Dividends from net investment income ................          (.035)      (.035)      (.056)     (.065)      (.060)
Dividends from net realized gains ...................             --       (.001)      (.010)     (.112)      (.001)
                                                              ------      ------      ------     ------      ------
         Total distributions ........................          (.035)      (.036)      (.066)     (.177)      (.061)
                                                              ------      ------      ------     ------      ------
Net Asset Value, End of Year ........................         $0.87       $0.98       $0.88      $1.18       $1.21
                                                              ======      ======      ======     ======      ======
         Total Return ...............................         (7.73%)     15.67%     (20.47%)    12.58%      11.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) .......................       $196,746    $226,692    $212,665   $275,552    $196,516
Ratios to Average Net Assets:
  Interest expense ..................................          2.11%       2.09%       1.59%       .61%        .19%
  Operating expenses ................................          1.66%       1.55%       1.62%      1.44%       1.50%
                                                              ------      ------      ------     ------      ------
         Total expenses .............................          3.77%       3.64%       3.21%      2.05%       1.69%
                                                              ======      ======      ======     ======      ======
         Net investment income ......................          3.89%       3.81%       5.34%      5.20%       5.16%
Portfolio turnover rate .............................        347.44%     347.50%     289.69%    404.05%     460.58%

BANK LOANS
Amount outstanding at end of year (000 omitted) .....         $1,200     $64,575     $20,000    $20,873        $725
Average amount of bank loans outstanding during the year
  (000 omitted) .....................................        $49,448     $49,603     $54,479    $24,100      $5,194
Average number of shares outstanding during the year
  (000 omitted) .....................................        178,456     191,692     206,323    184,664     161,404
Average amount of debt per share during the year               $.277       $.259       $.264      $.131       $.032

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
New York Muni Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund, Inc. as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund, Inc. as of December 31, 1996 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

As discussed in Note 4 the Fund owns 100% of certain securities as of December 31, 1996. These securities include $33,397,267 of bonds (16.9% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.



S I G N A T U R E



New York, New York
February 21, 1997
except for the last paragraph in Note 4 as to which the date is March 6, 1997

                                    APPENDIX
                           RATINGS OF MUNICIPAL BONDS

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Services, Inc. rating symbols and their meanings is as follows:

         Aaa-Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa securities or fluctuation of protective elements may be of a greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds   which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

I. Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by 1. earnings of projects under construction, 2. earnings of projects unseasoned in operation experience, 3. rentals which begin when facilities are completed, or 4. payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

STANDARD & POOR'S CORPORATION

         A brief description of the applicable S&P Corporation rating symbols and their meanings is as follows:

         AAA-This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and in the majority of instances they differ from AAA issues in only small degrees.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


         C-The rating C is reserved for income bonds on which no interest is being paid.


         D-Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

FITCH

Ratings

         A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of the very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

         Bonds rated CCC have certain identifiable charac teristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds rated C are in imminent default in payment of interest or principal.


                                  DDD, DD AND D


         Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months or the DDD, DD or D categories.


 DUFF & PHELPS, INC.

 RATING  DEFINITION
 SCALE
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S.

         Treasury debt.


AA+      High credit quality.  Protection factors are strong.
AA-      Risk is AA modest but may vary slightly from time to time
AA-      because of economic conditions.

A+       Protection factors are average but adequate.  However,
A        risk factors are more variable and greater in periods of
A-       economic stress.

BBB+ Below average protection factors but still considered BBB sufficient for prudent investment. Considerable BBB- variability in risk during economic cycles.

BB+      Below investment grade but deemed likely to meet
BB       obligations when due.  Present or prospective financial

BB- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+       Below  investment  grade and possessing risk that  obligations
B        will not be met when due.  Financial  protection  factors will
B- fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.


 RATING  DEFINITION
 SCALE

       HIGH GRADE


Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

       GOOD GRADE

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       SATISFACTORY GRADE

Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        NON-INVESTMENT GRADE


Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        DEFAULT

         Issuer failed to meet scheduled principal and/or interest payments.

                           RATINGS OF MUNICIPAL NOTES

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. rating symbols for municipal notes and their meanings is as follows:


         MIG-1 - This is the highest rating assigned by Moody's to municipal notes and designates noted judged to be of the best quality.

         MIG-2 - This rating designates notes of a high quality by all standards. However, the margins of protection, although ample, are not as large as in the preceding group.

         MIG-3 - This rating designates notes which are of a favorable quality, with all security elements accounted for. However, such notes are lacking the undeniable strength of notes in the preceding two groups. Market access for refinancing, in particular, is likely to be less well established.


                               SHORT-TERM RATINGS

FITCH

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


                           SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG- 2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.


                 OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER


         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities


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and unused alternative  financing  arrangements are generally  available.  While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well- established industry and has superior management.


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